UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	March 10, 2004

GenVec, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-24469	23-2705690

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

65 West Watkins Mill Road
Gaithersburg, MD

(Address of principal executive offices)

20878

(Zip Code)

(240) 632 0740

(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits

     (c) Exhibits

99.1	Text of Press Release, dated March 10, 2004.

Item 12. Results of Operations and Financial Condition

     On March 10, 2004, GenVec, Inc. issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2003. A copy of the press release is attached as Exhibit 99.1.

     The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to liability under such Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in any such filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GenVec, Inc.

(Registrant)

/s/ Jeffrey W. Church

Jeffrey W. Church
Chief Financial Officer, Treasurer
and Corporate Secretary

Date:  March 10, 2004